SignalPoint Global Alpha Fund

a series of Mutual Fund Series Trust

(the “Fund”)

Class A: SPGAX Class C: SPGCX Class I: SPGFX

Supplement dated March 20, 2015

to the Prospectus dated February 1, 2015

The information in this Supplement amends certain information contained in the Prospectus for the Fund dated February 1, 2015, and should be read in conjunction with such Prospectus.

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The following information is added to the end of the paragraph contained in the section of the Prospectus entitled “Disciplinary Information”

The Associates also entered into a Letter of Acceptance, Waiver and Consent with the Financial Industry Regulatory Authority (“FINRA”) on March 2, 2015, pursuant to which the Associates accepted and consented, without admitting or denying the findings, to the entry of the findings by FINRA that they violated the FINRA rules of conduct by failing to disclose the Associates control, sale and participation in the management of SAM for the FINRA member firm for whom they served as registered representatives. FINRA imposed an 18 month suspension for the Associates and a monetary fine.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, dated February 1, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-691-2120 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.